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                                                                   EXHIBIT 10.28


                               AMENDMENT NO. 2 TO
                         REVOLVING CREDIT AND TERM LOAN
                             AND SECURITY AGREEMENT

     This Amendment No. 2 is entered into as of July 31, 1996, between TL LEASE FUNDING CORP. IV, a Delaware corporation (the "Company"), and FIRST UNION NATIONAL BANK OF NORTH CAROLINA ("First Union").

     The parties hereto are the parties to a Revolving Credit and Term Loan and Security Agreement, dated as of November 28, 1995 (as amended through the date hereof, the "Credit Agreement"), and desire to increase the maximum amount of loans which may be made thereunder from $75,000,000 to $100,000,000 for the period from the date hereof through December 31, 1996. All capitalized terms used herein shall have the same meanings as in the Credit Agreement.

     NOW THEREFORE, in consideration of the foregoing premises and the agreements hereinafter set forth, and for the good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

     1. Amendments. (a) (i) Recital A of the Credit Agreement is hereby amended by substituting the figure $100,000,000 for the figure $75,000,000 therein and
(ii) Section 1.1 of the Credit Agreement is hereby amended by substituting the figure $100,000,000 for the figure $75,000,000 in the definition of Loan Commitment Amount and (b) on and after January 1, 1997, (i) the provisions set forth in Section 1(a) hereof shall no longer be effective and (ii) (A) Recital A of the Credit Agreement is amended by substituting the figure $75,000,000 for the figure $100,000,000 therein and (B) Section 1.1 of the Credit Agreement is amended by substituting the figure $75,000,000 for the figure $100,000,000 in the definition of Loan Commitment Amount.

     2. No Further Amendment. Except as set forth above, the Credit Agreement shall continue in full force and effect without modification.

     3. Effectiveness; Note. This Amendment shall become effective upon the execution and delivery by the Company and by First Union of this Amendment and by the Company of a substitute promissory note reflecting this Amendment. This Amendment may be executed in two counterparts, each of which shall be an original, but all of which will constitute one and the same instrument.



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     IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date first written above.

                             TL LEASE FUNDING CORP. IV


                             By:_____________________________________
                             Title:__________________________________


                             FIRST UNION NATIONAL BANK OF NORTH
                              CAROLINA


                             By:_____________________________________
                             Title:__________________________________

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